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                        Supplement dated August 24, 2000
                         To Prospectus dated May 1, 2000
                   For GE Life and Annuity Separate Account 4
                                   P1150 10/98
                                   P1143 4/94

  The purpose of this supplement is to modify certain information contained in your prospectus dated May 1, 2000. The changes reflected in this supplement relate to the following sections of your prospectus:

The heading on page 3 is amended to read Table of Contents.

Synopsis, When are my allocations effective (page 18)

Delete the first two sentences in this section and the third is revised to read:

     Within two business days after we receive all the information necessary to process your purchase order, we will allocate your initial premium payment directly to the Guarantee Account and/or the Investment Subdivisions you choose.

Account 4, Investment Subdivisions (page 28)

The investment objective for Janus Aspen Series Capital Appreciation Portfolio is amended to read:

     Non-diversified portfolio pursing long-term growth of capital. Pursues this objective by investing primarily in common stocks of companies of any size.

Account 4, Changes to Account 4 and the Investment Subdivisions (page 32)

Second paragraph on this page, prior to the last sentence, the following is added:

     We will not eliminate an Investment Subdivision without prior notice to you and before approval of the SEC.

The Policy, Allocation of Premium Payments (page 41)

The first two paragraphs are deleted and replaced with:

     We place net premium payments into the Separate Account's Investment Subdivisions, each of which invests in shares of a corresponding portfolio of the Funds, and/or Guarantee Account, according to your instructions. You may allocate premium payments to up to ten Investment Subdivisions at any one time.

Transfers, Transfer Before the Maturity Date (page 44)

First paragraph, prior to the last sentence the following is added:

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     For this reason, there may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Investment Subdivision of the Separate Account or the Guarantee Account.

Transfers, Transfers by Third Parties (page 45)

The last sentence is amended to read:

     Therefore, as described in your Policy, we may limit or disallow transfers made by a third party.

Transfers (page 45)

The following section is added after Transfers by Third Parties:

ON LINE TRANSFERS

     We permit certain transactions to be performed through an electronic process using the Internet (including transfers). We may be liable for losses resulting from unauthorized or fraudulent electronic transactions if we fail to employ reasonable procedures to confirm that the electronic instructions that we receive our genuine. Therefore, we will employ means to prevent unauthorized or fraudulent electronic requests, such as sending written confirmation, retaining a record of electronic requests, and/or requesting other identifying information. Unless you notify us in writing not to authorize electronic transactions, such transaction will also be accepted on your behalf from your registered representative. We reserve the right to limit electronic transactions.

     To request an electronic transaction, you should go to the Universal Resource Locator ("URL") established for such purposes, http://GEFinancialService.com. We will execute transfer requests received before the close of regular trading on the New York Stock Exchange on a Valuation Day at that day's prices. We will execute requests received after that time on the next Valuation Day at that day's prices.

The Death Benefit, Optional Guaranteed Minimum Death Benefit Rider (page 54)

The third and fourth sentences of the first paragraph are deleted.

The last paragraph of this section is amended to read:

     You may only purchase the optional GMDB Rider at the time of application. The Rider is effective on the Policy Date and will remain in effect while the Policy is in force and before income payments begin, or until the Policy anniversary following the date of receipt of the Owner's request to terminate the rider.

     We charge you for this benefit. This charge will not exceed .35% of the prior year's average Guaranteed Minimum Death Benefit. See Optional Guaranteed Minimum Death Benefit Charge.

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     The optional GMDB Rider may not be available in all states or markets.  In addition, to be eligible for this rider, the annuitant cannot be older than age 75 at the time of issue, unless we approve a different age.


The Death Benefit, Optional Death Benefit (page 55)

Delete the fourth and fifth sentences in the first paragraph.

The last paragraph of this section is amended to read:

     Your election of the Optional Death Benefit Rider is effective on the Policy Date (unless another effective date is shown on the Policy data pages). It will remain in effect while the Policy is in force and before the income payments begin, or until the Policy Anniversary following the date of receipt of the Owner's request to terminate the rider

     We charge you for this benefit. This charge will not exceed .25% of the prior year's average Optional Death Benefit Rider. See Charges for Optional Death Benefits.

     The Optional Death Benefit Rider may not be available in all states or markets. In addition, to be eligible for this rider, the annuitant cannot be older than age 75 at the time of issue, unless we approve a different age.

Income Payments, Variable Income Payments (page 59)

Item 2 is amended to read:

2. The annuity tables contained in the Policy including the settlement age tables;

Appendix, Adjusted Historical performance Data (page B-3)

The first sentence of the last paragraph on this page is amended to read:

Based on the method of calculation described in the Statement of Additional Information, the adjusted historic annual total returns for the portfolios for periods from the time a particular portfolio was declared effective by the SEC to December 31, 1999, and for one, five and ten year periods ended December 31, 1999 is shown in Tables 2 and 3.


This Supplement should be retained with your Prospectus for future reference.

                       Customer Service Line: 800-352-9910

                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230


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